UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2026

Oceanhawk Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43309	98-1886973
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 Madison Avenue, 8th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212-931-1898)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-right to receive one-fourth of one Class A ordinary share	OHACU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	OHAC	The Nasdaq Stock Market LLC
Rights, each right to receive one-fourth of one Class A ordinary share	OHACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on May 22, 2026, Oceanhawk Acquisition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 16,000,000 units (the “Units”). The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $160,000,000.

On May 27, 2026, the underwriters fully exercised their over-allotment option to purchase 2,400,000 additional Units (the “OA Option”), at a price of $10.00 per Unit, generating additional gross proceeds to the Company of $24,000,000. Following the full exercise of the OA Option, an aggregate of 18,400,000 Units have been sold. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Share”), of the Company and one right to receive one-fourth of one Class A Ordinary Share (“Right”), with four Rights entitling the holder thereof to receive one whole Class A Ordinary Share upon the consummation of an initial business combination.

Simultaneously with the closing of the OA Option, the Company completed the private sale of an aggregate of 30,000 private placement units (the “OA Option Private Placement Units”) to The Benchmark Company, LLC at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of approximately $300,000. The Company had previously completed the private sale of an aggregate of 500,000 private placement units (the “IPO Private Placement Units” and together with the OA Option Private Placement Units, the “Private Placement Units”) simultaneously with the closing of the IPO. The Private Placement Units are identical to the Units sold in the IPO and OA Option, subject to certain limited exceptions, and will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. The Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

A total of $184,920,000, comprised of proceeds from the IPO, the OA Option, and the sale of the Private Placement Units, were placed into a segregated trust account located in the United States with Odyssey Transfer & Trust Company acting as trustee. An unaudited pro forma balance sheet as of May 27, 2026, reflecting receipt of the proceeds upon consummation of the IPO, the OA Option, and the sale of the Private Placement Units is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Unaudited Pro Forma Balance Sheet as of May 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oceanhawk Acquisition Corp.

Date: June 4, 2026	By:	/s/ Ernest Miller
	Name:	Ernest Miller
	Title:	Chief Executive Officer

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